Barclays Global Financial Services Conference Bruce Van Saun Chief Executive Officer September 16, 2015 Exhibit 99.1

Important Information and GAAP/Non-GAAP Information

This
document
contains
forward-looking
statements
within
the
Private
Securities
Litigation
Reform
Act
of
1995.
Any
statement
that
does
not
describe
historical
or
current
facts
is
a
forward-looking
statement.
These
statements
often
include
the
words
“believes,”
“expects,”
“anticipates,”
“estimates,”
“intends,”
“plans,”
“goals,”
“targets,”
“initiatives,”
“potentially,”
“probably,”
“projects,”
“outlook”
or
similar
expressions
or
future
conditional
verbs
such
as
“may,”
“will,”
“should,”
“would,”
and
“could.”
Forward-looking
statements
are
based
upon
the
current
beliefs
and
expectations
of
management,
and
on
information
currently
available
to
management.
Our
statements
speak
as
of
the
date
hereof,
and
we
do
not
assume
any
obligation
to
update
these
statements
or
to
update
the
reasons
why
actual
results
could
differ
from
those
contained
in
such
statements
in
light
of
new
information
or
future
events.
We
caution
you,
therefore,
against
relying
on
any
of
these
forward-looking
statements.
They
are
neither
statements
of
historical
fact
nor
guarantees
or
assurances
of
future
performance.
While
there
is
no
assurance
that
any
list
of
risks
and
uncertainties
or
risk
factors
is
complete,
important
factors
that
could
cause
actual
results
to
differ
materially
from
those
in
the
forward-looking
statements
include
the
following,
without
limitation:
negative
economic
conditions
that
adversely
affect
the
general
economy,
housing
prices,
the
job
market,
consumer
confidence
and
spending
habits
which
may
affect,
among
other
things,
the
level
of
nonperforming
assets,
charge-offs
and
provision
expense;
the
rate
of
growth
in
the
economy
and
employment
levels,
as
well
as
general
business
and
economic
conditions;
our
ability
to
implement
our
strategic
plan,
including
the
cost
savings
and
efficiency
components,
and
achieve
our
indicative
performance
targets;
our
ability
to
remedy
regulatory
deficiencies
and
meet
supervisory
requirements
and
expectations;
liabilities
resulting
from
litigation
and
regulatory
investigations;
our
capital
and
liquidity
requirements
(including
under
regulatory
capital
standards,
such
as
the
Basel
III
capital
standards)
and
our
ability
to
generate
capital
internally
or
raise
capital
on
favorable
terms;
the
effect
of
the
current
low
interest
rate
environment
or
changes
in
interest
rates
on
our
net
interest
income,
net
interest
margin
and
our
mortgage
originations,
mortgage
servicing
rights
and
mortgages
held
for
sale;
changes
in
interest
rates
and
market
liquidity,
as
well
as
the
magnitude
of
such
changes,
which
may
reduce
interest
margins,
impact
funding
sources
and
affect
the
ability
to
originate
and
distribute
financial
products
in
the
primary
and
secondary
markets;
the
effect
of
changes
in
the
level
of
checking
or
savings
account
deposits
on
our
funding
costs
and
net
interest
margin;
financial
services
reform
and
other
current,
pending
or
future
legislation
or
regulation
that
could
have
a
negative
effect
on
our
revenue
and
businesses,
including
the
Dodd-Frank
Act
and
other
legislation
and
regulation
relating
to
bank
products
and
services;
a
failure
in
or
breach
of
our
operational
or
security
systems
or
infrastructure,
or
those
of
our
third
party
vendors
or
other
service
providers,
including
as
a
result
of
cyber
attacks;
management’s
ability
to
identify
and
manage
these
and
other
risks;
and
any
failure
by
us
to
successfully
replicate
or
replace
certain
functions,
systems
and
infrastructure
provided
by
The
Royal
Bank
of
Scotland
Group
plc
(RBS).
In
addition
to
the
above
factors,
we
also
caution
that
the
amount
and
timing
of
any
future
common
stock
dividends
or
share
repurchases
will
depend
on
our
financial
condition,
earnings,
cash
needs,
regulatory
constraints,
capital
requirements
(including
requirements
of
our
subsidiaries),
and
any
other
factors
that
our
board
of
directors
deems
relevant
in
making
such
a
determination.
Therefore,
there
can
be
no
assurance
that
we
will
pay
any
dividends
to
holders
of
our
common
stock,
or
as
to
the
amount
of
any
such
dividends.
In
addition,
the
timing
and
manner
of
the
sale
of
RBS’s
remaining
ownership
of
our
common
stock
remains
uncertain,
and
we
have
no
control
over
the
manner
in
which
RBS
may
seek
to
divest
such
remaining
shares.
Any
such
sale
could
impact
the
price
of
our
shares
of
common
stock.
More
information
about
factors
that
could
cause
actual
results
to
differ
materially
from
those
described
in
the
forward-looking
statements
can
be
found
under
“Risk
Factors”
in
Part
I,
Item
1A
in
our
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2014,
filed
with
the
United
States
Securities
and
Exchange
Commission
on
March
3,
2015.
Note:
Percentage
changes,
per
share
amounts,
and
ratios
presented
in
this
document
are
calculated
using
whole
dollars.
Non-GAAP
Financial
Measures
This
document
contains
non-GAAP
financial
measures.
The
Appendix
hereto
presents
reconciliations
of
certain
non-GAAP
financial
measures
to
the
most
directly
comparable
GAAP
measures.
These
non-GAAP
measures
include
“core
revenue”,
“core
noninterest
income”,
“core
noninterest
expense”,
“core
net
income”,
“total
average
deposits”,
“interest-bearing
deposits”,
“core
expense
to
core
earning
assets”,
and
“core
net
interest
margin”.
In
addition,
we
present
computations
for
"tangible
book
value
per
common
share",
“return
on
average
tangible
common
equity”,
“return
on
average
total
tangible
assets”,
“efficiency
ratio”,
“core
return
on
average
tangible
common
equity”,
and
“core
efficiency
ratio”
as
part
of
our
non-GAAP
measures.
Additionally,
"pro
forma
Basel
III
fully
phased-in
common
equity
tier
1
capital"
computations
for
applicable
periods
are
presented
as
part
of
our
non-GAAP
measures.
We
believe
these
non-GAAP
measures
provide
useful
information
to
investors
because
these
are
among
the
measures
used
by
our
management
team
to
evaluate
our
operating
performance
and
to
make
day-to-day
operating
decisions.
We
believe
this
presentation
also
increases
comparability
of
period-to-period
results.
We
also
consider
pro
forma
capital
ratios
defined
by
banking
regulators
but
not
effective
at
each
period
end
to
be
non-GAAP
financial
measures.
Since
analysts
and
banking
regulators
may
assess
our
capital
adequacy
using
these
pro
forma
ratios,
we
believe
they
are
useful
to
provide
investors
the
ability
to
assess
our
capital
adequacy
on
the
same
basis.
Other
companies
may
use
similarly
titled
non-GAAP
financial
measures
that
are
calculated
differently
from
the
way
we
calculate
such
measures.
Accordingly,
our
non-GAAP
financial
measures
may
not
be
comparable
to
similar
measures
used
by
other
companies.
We
caution
investors
not
to
place
undue
reliance
on
such
non-GAAP
measures,
but
instead
to
consider
them
with
the
most
directly
comparable
GAAP
measure.
Non-GAAP
financial
measures
have
limitations
as
analytical
tools,
and
should
not
be
considered
in
isolation,
or
as
a
substitute
for
our
results
as
reported
under
GAAP.

National

In-Footprint

Citizens Financial Group, Inc.

Dimension
(2)
Rank
(3)
Assets -
$137.3 billion
#13
Loans -
$96.5 billion
#12
Deposits -
$100.6 billion
#13
Branches -
~1,200
#12
ATM network -
~3,200
#7
Lead/joint lead
bookrunner
#9
(4)
Student -
$ 3.4 billion
Top 4 rank
nationally
(5)
Deposits -
$100.6 billion
Top 5 rank:
9/10 markets
(1)
HELOC -
$15.4 billion
Top 5 rank:
8/9 markets
(6)
Mortgage -
$12.3 billion
Top 5 rank:
2/9 markets
(7)
Middle-market lending
#5
(8)
Leading
deposit
market
share
of
9.1%
in
top
10
MSAs
(1)
#2 deposit market share in New England
Relatively diverse economies/affluent demographics
Serve 5 million+ individuals, institutions and companies
~17,900 colleagues
Retail presence in 11 states
Top
5
deposit
market
share
in
9
of
10
largest
MSAs
(1)
Buffalo, NY: #4
Albany, NY: #2
Pittsburgh, PA: #2
Cleveland, OH: #4
Manchester, NH: #1
Boston, MA: #2
Rochester, NY: #4
Philadelphia, PA: #5
Detroit, MI:
#8
Providence, RI: #1
Solid franchise with leading positions in attractive markets
2
Source: SNL Financial, unless otherwise noted.
1) Updated annually, as of 6/30/2014, excludes non-retail branches and banks with limited retail operations.
2) Data as of 6/30/2015, unless otherwise noted.
3) Ranking based on 6/30/2015 data , unless otherwise noted; excludes non-retail depository institutions, includes U.S. subsidiaries of foreign banks.
4) Thomson Reuters LPC, 2Q15 data based on number of deals for Overall Middle Market (defined as Borrower Revenues < $500MM and Deal Size < $500MM).
5) CFG estimate, based on published company reports, where available, private student loan origination data as of 12/31/2014.
6) According to Equifax; origination volume as of 6/30/2015.
7) According to Equifax; origination volume as of 3/31/2015.
8) Based on market penetration, according to Greenwich Associates 2Q15 rolling four-quarter data (Citizens – Footprint - $25-500MM).

Corporate Banking
Commercial Real Estate
Franchise Finance
Asset Finance
PE/Sponsor Finance
Healthcare/Technology/Not
for Profit verticals
Capital Markets
Treasury Solutions
Commercial Deposit Services
Retail Deposit Services
Mobile/Online Banking
Credit/Debit Card
Wealth Management
Home Equity loans/lines
Mortgage
Auto
Education Finance
Business Banking
Consumer
Commercial
Deep client
relationships
+
Extensive
product set
3
Robust product offerings and balanced business mix
Targeting
50/50
Mix
Period-end loans and leases
(1)
$94 billion 2Q15
$74 billion 2009
1)
Reflects loans and leases and loans and leases held for sale in our operating segments (Consumer and Commercial Banking).  Excludes loans held in Other/Non-core loans.
Drive cross-sell and
wallet share
55%
45%
Commercial
Consumer
64%
36%
Commercial
Consumer

Well
capitalized
with
a
Common
equity
tier
1
capital
ratio
of
11.8%
(1)
on
a
fully
phased-in
Basel
III
basis
Solid asset quality performance with core net charge-offs of 29 bps in 2Q15
Strong
deposit
franchise
with
$81.4
billion
of
core
deposits
(2)
,
or
83%
of
average
total
deposits,
and
a
total
deposit
cost of 24 bps and strong liquidity coverage
Source:  SNL Financial, Company filings.
1)
Non-GAAP item. See Appendix for a reconciliation of non-GAAP items.
2)
Excludes term and brokered deposits.
3)
Peer banks include BBT, CMA, FITB, KEY, MTB, PNC, RF, STI and USB.
4)
Non-core peer charge-offs reflects data from quarterly filings where non-core data disclosed.
5)
Peer average includes reported numbers from BBT, CMA, FITB, and guidance from KEY, PNC, STI, and USB.
2Q15 period-end
Common equity tier 1 ratio
(Basel III transitional basis Common equity tier 1 ratios)
2Q15 liquidity coverage ratio
(3,5)
(3)
Strong, clean balance sheet funded with low-cost deposits
4
2Q15 net charge-offs/
average loans and leases
(4)
Core
Non-Core
Peer
Average
(3)
108%
101%
CFG
Peer
Average
0.29%
0.33%
0.26%
CFG
11.8%
10.2%
CFG
Peer
Average

Aspire to be a top-performing regional bank, delivering well for all stakeholders 5 Colleagues Regulators Investors Communities & Society Customer-centric culture Customers

Where we’ve come from
Lagging revenue productivity
Under-levered balance sheet
Lack of scale in key businesses
Sub-optimal asset mix/risk
appetite
Product and customer
proposition behind peers
Under investment in brand
Where we are now
Developed and implemented a
plan to address underlying issues
and grow revenues
Just entering “middle innings”
Making steady progress
Target meaningful operating
leverage during the turnaround
phase
Where we’re going
Well-balanced Commercial and
Consumer business mix
Leading customer service and
value proposition
Capital deployment that
delivers optimal risk-adjusted
returns, NIM, cross sell
Organic growth focus
Powerful, respected brand
Building a top-performing regional bank
Have invested $500 million above
natural technology spend level over
past 5 years
Efficiency initiatives are self-
funding growth initiatives
Lagging technology investment
and sub-optimal expense
investment
Technology platform that is
customer-centric, reliable,
resilient and efficient
Inconsistent and non-
comprehensive risk framework
Significant efforts in progress to
advance risk/regulatory
capabilities
Fully capable of meeting rising
regulatory expectations; strong
embedded risk culture
Immature governance and
reporting capabilities
Fully developed reporting
capabilities; well-functioning
Board and executive team
Commitment to leadership
excellence; widely respected,
transparent reporting
Need for greater accountability
and sense of urgency
Preserving “3C” historical culture
while improving execution
effectiveness
Top
quartile
rank
–
Organizational Health Index,
employee engagement

Our strategy to achieve this is to:
Offer our customers a differentiated customer experience through the quality of our colleagues, products and services
–
Foster a culture around customer-centricity, commitment to excellence, leadership, teamwork and integrity
Build a great brand that invokes trust from our customers and reinforces our value proposition
–
Consumer: Simple. Clear. Personal.
–
Commercial: Thought Leadership
Strive to deliver attractive risk-adjusted returns by making good capital and resource allocation decisions, being good stewards of our resources, and rigorously evaluating our execution
Operate with a strong balance sheet with regards to capital, liquidity and funding, coupled with a well-
defined and prudent risk appetite
Maintain a balanced business mix between Commercial Banking and Consumer Banking
Position the bank as a ‘community leader’ that makes a positive impact on the communities and local economies we serve
Our objective is to be a top-performing regional bank that delivers well for our stakeholders
Our vision is to deliver the best possible banking experience

Our vision and strategy

Reenergize Household growth
Grow Auto
Grow Education Finance
Expand Business Banking
Expand Mortgage sales force
Expand Wealth sales force
Build out Mid-Corporate &
Specialty verticals
Continued development of
Capital Markets
Build out Treasury Solutions
Grow Franchise Finance
Core Commercial growth
Target
7
–
8%
loan
growth
Complete $250 million
remaining capital conversion
transactions
(1)
Target $200 million expense
savings by end of 2016
Continue significant
technology investment
CCAR progress
Regulatory issue remediation
New Vision & Credo
Organization Health Index /
Leadership standards
Improved
Consumer
Bank
Continued Commercial
Momentum
Balance Sheet Growth/
Capital Mix Normalization
Enhanced Efficiency &
Infrastructure
Embed Robust
Risk/Regulatory Framework
High-Performing, Customer-
Centric Culture
1)
Subject to regulatory approval.

These priorities have been mapped to specific initiatives

Summary of progress on strategic initiatives

1
2
3
4
5
6
7
8
9
10
11a
11b
11c
Initiative
2Q15
Status
Commentary
Reenergize household
growth
2Q15 YoY checking household growth of 2%; new customer cross-sell rate improved to 3.28 vs. 2.98 in 2Q14
Expand Mortgage sales
force
LOs up 86, or 23%, from 2Q14; Origination volume up 68% over 2Q14 given strong activity in both refinance and purchase originations
Grow Auto
Strong growth in organic originations which accounted for
approximately 80% of origination volume in 2Q15
Grow Student
Strong new refinance product originations of $363 million in 2Q15; new
Parent loan product launched in mid-April
Expand Business Banking
Origination volume of $160 million in 2Q15 up 25% vs. 2Q14
Expand Wealth sales
force
Added 44 wealth managers and 169 licensed bankers over the past year
(overall growth 33%); competitive hiring environment continues
Build out Mid-Corp &
Verticals
Mid-Corp and specialty verticals grew YoY outstanding balances by 14%
and 38%, respectively
Continue development of
Capital Markets
Fee income growth of 15% YoY in 2Q15 driven by strong lead left transactions, hiring efforts and continued build out of products and capabilities
Build out Treasury
Solutions
Continued
investment
in
technology
and
focus
on
hiring
specialists
Grow Franchise Finance
Strong
client acquisition efforts with a 12% increase in customers in
2Q15 vs. 2Q14
Core: Middle Market
Originations up 28%
in 2Q15 vs. 2Q14, with commitment pipeline up
over 10% YoY; continue to see competitive pricing environment
Core: CRE
CRE loans up 15% YoY to $7.7 billion at 2Q15
Core: Asset Finance
New business initiatives
progressing with portfolio balance increasing by
4% YoY

Spotlight: Current focus areas for Consumer Banking
Customer segmentation strategies
Improve customer satisfaction
Drive loyalty and profitability
Optimization of branch network and remote channels
Transform branches via multi-year initiative
Enhance digital capabilities to accelerate adoption rates
Invest in data capabilities
Build out targeting capabilities
Streamline fulfillment
Fine tune balance sheet growth
Optimize asset growth across mix, risk appetite, pricing
Arrest increase in deposit funding costs
Improve progress on Wealth and Mortgage initiatives
New leadership in Wealth: John Bahnken
Orienting model towards conforming/reviewing correspondent channel in Mortgage

Spotlight: Current focus areas for Commercial Banking
Continue to smartly grow deposits to improve segment LDR
Involves choices on how and where we play
Requires improved planning and disciplines
Tap full potential of Cash Management business
Continue technology investments to enhance capabilities
Further leverage investments in sales/product specialists
Evaluate opportunities for broader capital markets capabilities post RBS
Over time build capacity to do bond and equity underwriting, middle-market M&A
Drive originate/distribute model in CRE and Asset Finance
Sharpen “where we play”, grow Industry Verticals
Leverage new leadership structure
Fully build key verticals (technology, health care, energy) while investing in others
(insurance, government contractors)

Incremental revenue and efficiency initiatives (Top 2)

Category
Name
Description
Revenue
Expense
Operations
$25-$30
Procurement
$15-$20
Commercial Lending/
$20-$25
Treasury Services
Consumer distribution
channel effectiveness
Launch effort to improve branch and
contact center sales effectiveness, with the
goal of deepening customer relationships
$15-$20
$15-$20
Total
$50-$65
$40-$50
$90-$115
2016 Targeted
Pre-tax Benefit
Efficiency
Pricing
Revenue
Enhancement
Improve customer pricing methodology to
better align with competitive landscape,
utilizing enhanced client segmentation
Refine operating model to simplify
organization, reduce costs, improve service
levels and enhance controls
Achieve cost reduction opportunities
through further vendor management
consolidation and tighter standards
Develop improved high-value customer
retention programs, and enhanced tools
and analytics to improve cross-sell efforts
($s in millions)
Commercial and
Consumer

We remain positioned for rising rates…

…but see plenty of opportunity to drive performance
by executing well on our initiatives
Interest-rate sensitivity trend
1)
Peer banks include BBT, CMA, FITB, KEY, MTB, PNC, RF, STI and USB. Note: peer estimate based on public disclosures and utilizes 200 basis point gradual increase above 12-month forward curve, except for PNC and STI.
2)
PNC and STI disclose sensitivity for a 100 basis point gradual increase and 100 and 200 basis point shock, respectively.  Utilized assumptions based on these disclosures to approximate sensitivity for a 200 basis point gradual increase.
(1)
Net interest income poised to benefit from
rising rates
~75% of asset
sensitivity is centered
around the short end of the yield curve
~82% of the commercial loan portfolio
and half of home lending portfolio is
floating rate
Fixed-rate assets amortize more
quickly than the various sources of
fixed-rate funding
Assume interest-bearing deposit betas
of
approximately
60%
with
total
deposit betas just under 50% through a
tightening cycle
~5 percentage points higher than
CFG
experience
in
last
rate
cycle
(1,2)
13.0%
10.4%
7.2%
6.8%
3.4%
2.8%
2.4%
2.2%
2.2%
1.6%
CMA
MTB
RF
CFG
PNC
KEY
USB
BBT
STI
FITB
Interest-rate sensitivity ranking
(200 bps gradual increase)
(1,2)
4.7%
4.9%
4.9%
4.9%
5.5%
5.0%
5.1%
5.0%
8.6%
6.8%
6.0%
6.6%
6.3%
6.8%
7.2%
6.8%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Peer Average
CFG

CFG core revenue vs. peers

Growing revenues faster
(Core revenue
(1)
)
$s in millions
CFG delivering solid core revenue growth as initiatives gain traction
CFG
Peer average
(2)
$2,053
$2,078
$2,024
$2,074
$2,063
$2,089
$2,035
$2,099
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
1% CAGR
CAGR 396
bps better
than peers
5% CAGR
$1,090
$1,103
$1,116
$1,151
$1,159
$1,178
$1,165
$1,191
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
1) Non-GAAP item. See appendix for a reconciliation of non-GAAP items. Core CFG results exclude, as applicable, restructuring charges and special items, and securities gains. Results prior to 3Q14 also adjusted for the following estimated impact of the Chicago Divestiture: Net interest income - $13 million, Noninterest income - $12 million, and Noninterest expense - $21 million, and the associated loans and deposits. 3Q13 and 4Q13 results also exclude the estimated effect of a change in ACH/Debit posting order of $13 million and $5 million, respectively. 2Q14 results also exclude $288 million Chicago Divestiture gain, and $9 million FFELP sale gain, 1Q15 excludes gain on sale of mortgage portfolio of $10 million, respectively. Peer results adjusted for similar unusual or special revenue and expense items where available.
2) Peer banks include BBT, CMA, FITB, KEY, MTB, PNC, RF, STI and USB.
Source: SNL Financial, Bloomberg, and Company filings.

CFG core net interest margin vs. peers

21 bps
better than
peers
Lower core net interest margin
compression
(1)
Continued efforts to optimize asset growth and minimize cost of deposits
…current expectation is that this may be the bottom
Lower yield compression
(Earning asset yield)
22 bps
better than
peers
CFG
Peers
(2)
2.86%
2.81%
2.87%
2.85%
2.77%
2.80%
2.77%
2.72%
3.31%
3.27%
3.22%
3.16%
3.08%
3.01%
2.98%
2.96%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3.27%
3.18%
3.19%
3.16%
3.08%
3.14%
3.12%
3.08%
3.69%
3.63%
3.58%
3.51%
3.42%
3.34%
3.32%
3.28%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Source: SNL Financial, Bloomberg, and Company filings.
1) Non-GAAP item. See appendix for a reconciliation of non-GAAP items. Core CFG results exclude, as applicable, restructuring charges and special items, and securities gains. Results prior to 3Q14 also adjusted for the following estimated impact of the Chicago Divestiture: Net interest income - $13 million,
Noninterest income - $12 million, and Noninterest expense - $21 million, and the associated loans and deposits. 3Q13 and 4Q13 results also exclude the estimated effect of a change in ACH/Debit posting order of $13 million and $5 million, respectively. 2Q14 results also exclude $288 million Chicago Divestiture gain, and $9 million FFELP sale gain, 1Q15 excludes gain on sale of mortgage portfolio of $10 million, respectively. Peer results adjusted for similar unusual or special revenue and expense items where available.
2) Peer banks include BBT, CMA, FITB, KEY, MTB, PNC, RF, STI and USB.

3.0% CAGR

4.5% CAGR

Citizens Financial Group, Inc.

$843
$852
$824
$873
$863
$886
$859
$911
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
$383
$379
$358
$640
$341
$339
$347
$360
$333
$337
$321
$331
$339
$338
$329
$351
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
$s in millions
CFG
core
noninterest
income
(1)
vs.
peers
16
Peer average
core
noninterest
income
(1,2)
CFG core
noninterest
income
(1)
Securities gains, estimated Chicago Divestiture fees, and estimated posting
order
change
fees
(1)
Core
trust
and
investment
service
fees
(1)
Mortgage banking fees
Capital markets fees
Foreign exchange and trade finance fees
Core
other
income
(1)
Core
card
fees
(1)
Core
service
charges
and
fees
(1)
17% CAGR since 3Q13
in capital markets, trust
and investment,
mortgage banking and
FX/trade finance fees
1) Non-GAAP item. See appendix for a reconciliation of non-GAAP items. Prior to 3Q14, Core CFG results exclude, as applicable, the following estimated impact of the
Chicago Divestiture: $6 million in service charges and fees, $3 million in card fees, $2 million in trust and investment services fees and $1 million of Other fee income;
these amounts have been included in the Securities gains, estimated Chicago Divestiture fees, and estimated posting order change fees category. 3Q13 and 4Q13 results also exclude the estimated effect of a change in ACH/Debit posting order of $13 million and $5 million, respectively. 2Q14 results also exclude $288 million
Chicago Divestiture gain, and $9 million FFELP sale gain, 1Q15 excludes gain on sale of mortgage portfolio of $10 million, respectively. Peer results adjusted for similar unusual or special revenue and expense items where available.
2) Peer banks include BBT, CMA, FITB, KEY, MTB, PNC, RF, STI and USB. Peer average does not include estimated impact of posting order change.
Source: SNL Financial, Bloomberg, and Company filings.

$256
$290
$281
$290
$247
$240
2010
2011
2012
2013
2014
2015E
17
Efficiency improvement
(Core
efficiency
ratio
(1)
)
Expense/earning assets
259 bps
improvement
vs. peers
Operating expenses as a percent of earning assets
have declined from 2.9% to 2.6%; #3 ranking among
peers
Core efficiency improvement reflects benefit of
revenue and expense initiatives
Real estate square footage down 21.3% from
9/30/2013
Non customer-facing FTEs down 12.5% from
9/30/2013
Investing heavily in technology to improve
customer experience, enhance risk & controls,
and deliver greater efficiency
CFG core efficiency improving vs. peers
Technology spending
$s in millions
56 bps
better than
peers
(2)
~$150 million
estimated
normalized
annual spend
2.9%
2.8%
2.9%
2.8%
2.7%
2.6%
2.7%
2.6%
3.5%
3.5%
3.3%
3.2%
3.2%
3.2%
3.1%
3.2%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
70%
70%
71%
70%
68%
67%
69%
67%
63%
63%
63%
61%
62%
62%
64%
63%
CFG
Peer average
Source: SNL Financial, Bloomberg, and Company filings.
1) Non-GAAP item. See appendix for a reconciliation of non-GAAP items. Core CFG results exclude, as applicable, restructuring charges and special items, and securities gains. Results prior to 3Q14 also adjusted for the following estimated impact of the Chicago Divestiture: Net interest income - $13 million,
Noninterest income - $12 million, and Noninterest expense - $21 million, and the associated loans and deposits. 3Q13 and 4Q13 results also exclude the estimated effect of a change in ACH/Debit posting order of $13 million and $5 million, respectively. 2Q14 results also exclude $288 million Chicago Divestiture gain, and $9 million FFELP sale gain, 1Q15 excludes gain on sale of mortgage portfolio of $10 million, respectively. Peer results adjusted for similar unusual or special revenue and expense items where available.
2) Peer banks include BBT, CMA, FITB, KEY, MTB, PNC, RF, STI and USB.
(Core
expense/core
earning
assets
ratio
(1)
)
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15

CFG asset quality performance vs. peers
CFG
Peer average
(1)
NPAs/Assets
Improving credit quality
3Q13
2Q15
3Q13
2Q15
Considerable progress in cleaning up non-core issues
and moving back towards peer averages
Source: Company filings.
1)
Peer banks include BBT, CMA, FITB, KEY, MTB, PNC, RF, STI and USB.
Net charge-offs/average loans and leases
Favorable charge-off trends
(1)
0.61%
0.53%
0.41%
0.38%
0.35%
0.23%
0.33%
0.42%
0.51%
0.38%
0.32%
0.32%
0.34%
0.27%
0.26%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
CFG
Peer average
1.45%
0.87%
0.79%
0.54%
12 bps
improvement
vs. peers
0.31%

Loan and deposit growth tracking well vs. peers

$s in billions
Total average loans and leases
Total
average
deposits
(1)
6% Retail loan CAGR vs. Peer average of (1)%
9% Commercial loan CAGR vs. Peer average of 7%
Loan yield change
Interest-bearing
deposit
costs
(1)
Accelerated deposit growth to compensate for 2Q14 Chicago
Divestiture, now focused on cost optimizations
(2)
(2)
$46.0
$46.3
$46.4
$47.5
$48.5
$49.8
$50.4
$50.9
$38.5
$39.5
$39.7
$40.5
$41.2
$42.3
$43.5
$44.7
$84.5
$85.8
$86.1
$88.0
$89.7
$92.0
$94.0
$95.6
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Retail
Commercial
330 bps
better than
peers
18 bps less
contraction
than peers
3.50%
3.42%
3.41%
3.40%
3.33%
3.34%
3.34%
3.30%
4.08%
4.05%
3.98%
3.88%
3.82%
3.79%
3.73%
3.70%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
CFG
Peer average
6 bps worse
than peers
0.35%
0.24%
0.22%
0.22%
0.25%
0.28%
0.31%
0.33%
0.26%
0.25%
0.23%
0.22%
0.22%
0.22%
0.21%
0.21%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
CFG
Peer average
$87.9
$88.0
$86.4
$87.6
$91.7
$94.8
$95.6
$98.5
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
6.7% CAGR
112 bps
better than
peers
Source: SNL Financial, Bloomberg, and Company filings.
1)
Non-GAAP item. See appendix for a reconciliation of non-GAAP items. Core CFG results exclude, as applicable, restructuring charges and special items, and securities gains. Results prior to 3Q14 also adjusted for the following estimated impact of the Chicago Divestiture: Net interest income - $13 million, Noninterest income - $12 million, and Noninterest expense - $21 million, and the associated loans and deposits. 3Q13 and 4Q13 results also exclude the estimated effect of a change in ACH/Debit posting order of $13 million and $5 million, respectively. 2Q14 results also exclude $288 million Chicago Divestiture gain, and $9 million FFELP sale gain, 1Q15 excludes gain on sale of mortgage portfolio of $10 million, respectively. Peer results adjusted for similar unusual or special revenue and expense items where available.
2)
Peer banks include BBT, CMA, FITB, KEY, MTB, PNC, RF, STI and USB.
7% CAGR

Capital and liquidity strong vs. peers

Executed $2.2 billion in capital exchange
transactions since 6/30/2013, mix of capital
now broadly aligned with peers
Common equity tier 1 ratio
Total capital ratio
1.7% points
better than
peers
1.6% points
better than
peers
CFG
Peers
Common equity tier 1 ratio
All other capital
16.3%
15.3%
2.3%
3.4%
13.9%
11.8%
14.2%
13.6%
4.1%
3.4%
10.1%
10.2%
Capital mix
(1)
77%
75%
23%
25%
15%
85%
29%
71%
Source: SNL Financial.
1)
Peer banks include BBT, CMA, FITB, KEY, MTB, PNC, RF, STI and USB.
2)
Common equity tier 1 capital under Basel III replaced tier 1 common capital under Basel I effective January 1, 2015.
(2)
(2)
(2)
(1)
16.3%
16.1%
16.0%
16.2%
16.1%
15.8%
15.5%
15.3%
14.2%
14.2%
14.2%
14.2%
14.4%
14.2%
13.8%
13.6%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
CFG
Peer average
13.9%
13.5%
13.4%
13.3%
12.9%
12.4%
12.2%
11.8%
10.1%
10.1%
10.3%
10.3%
10.4%
10.4%
10.2%
10.2%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q13
2Q15
3Q13
2Q15

$s in millions
Accelerating profitability
(Core net income
(1)
)
Improving return on equity
(Core return on average tangible common equity
(1)
)
CFG core profitability vs. peers
CFG
Peer average
(2)
Peers
203 bps
CFG
296 bps
Peers 2%
CFG 79%
Consistent record of improving profitability and returns,
narrowing gap vs. peers
3.5%
4.5%
4.6%
6.0%
6.2%
6.7%
6.3%
6.5%
13.6%
13.0%
12.5%
12.9%
12.6%12.6%
11.4%
11.5%
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
$501
$500
$485
$516
$513
$523
$478
$491
$117
$144
$146
$197
$201
$216
$203
$209
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Source: SNL Financial, Bloomberg, and Company filings.
1) Non-GAAP item. See appendix for a reconciliation of non-GAAP items. Core CFG results exclude, as applicable, restructuring charges and special items, and securities gains. Results prior to 3Q14 also adjusted for the following estimated impact of the Chicago Divestiture: Net interest income - $13 million, Noninterest income - $12 million, and Noninterest expense - $21 million, and the associated loans and deposits. 3Q13 and 4Q13 results also exclude the estimated effect of a change in
ACH/Debit posting order of $13 million and $5 million, respectively. 2Q14 results also exclude $288 million Chicago Divestiture gain, and $9 million FFELP sale gain,
1Q15 excludes gain on sale of mortgage portfolio of $10 million, respectively. Peer results adjusted for similar unusual or special revenue and expense items where available.
2) Peer banks include BBT, CMA, FITB, KEY, MTB, PNC, RF, STI and USB.

Key messages

We are executing well against our agenda; delivering near-term financial progress towards ambitious medium-term goals
We have the foundation for a great franchise, though much to do to tap full potential
Our turnaround plan addresses gaps/weaknesses on both a tactical and strategic level
While an increase in short-term rates will be beneficial, we can continue to drive business and financial progress by executing well
To date, our performance gap with peers is steadily closing

23

Appendix 24

Summary GAAP Financial Information

1
Includes held for sale.
2
Non-GAAP item. See important information on use of Non-GAAP items in the Appendix.
3
Return on average tangible common equity.
4
Return on average total tangible assets.
5
Full-time equivalent employees.
2Q15 change from
$s in millions
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q13
$
%
Net interest income
770
$
779
$
808
$
833
$
820
$
840
$
836
$
840
$
70
$
9
%
Noninterest income
383
379
358
640
341
339
347
360
(23)
(6)
Total revenue
1,153
1,158
1,166
1,473
1,161
1,179
1,183
1,200
47
4
Noninterest expense
788
818
810
948
810
824
810
841
53
7
Pre-provision profit
365
340
356
525
351
355
373
359
(6)
(2)
Provision for credit losses
145
132
121
49
77
72
58
77
(68)
(47)
Income before income tax expense
220
208
235
476
274
283
315
282
62
28
Income tax expense
76
56
69
163
85
86
106
92
16
21
Net income
144
$
152
$
166
$
313
$
189
$
197
$
209
$
190
$
46
$
32
%
$s in billions
Average interest earning assets
105.9
$
109.0
$
112.5
$
116.0
$
117.2
$
118.7
$
121.3
$
123.2
$
17.3
$
16
%
Average deposits
1
93.1
$
93.2
$
91.6
$
92.2
$
91.7
$
94.8
$
95.6
$
98.5
$
5.4
$
6
%
Key metrics
Net interest margin
2.88
%
2.83
%
2.89
%
2.87
%
2.77
%
2.80
%
2.77
%
2.72
%
(16)
bps
Loan-to-deposit
ratio
(period-end)
1
91.3
%
94.5
%
95.5
%
97.2
%
97.3
%
97.9
%
95.8
%
96.6
%
530
bps
ROTCE
2,3
4.3
%
4.7
%
5.2
%
9.6
%
5.8
%
6.1
%
6.5
%
5.9
%
156
bps
ROTA
2,4
0.5
%
0.5
%
0.6
%
1.0
%
0.6
%
0.6
%
0.7
%
0.6
%
7
bps
Efficiency
ratio
2
68
%
71
%
69
%
64
%
70
%
70
%
68
%
70
%
153
bps
FTEs
5
18,961
19,152
18,856
18,049
17,852
17,677
17,792
17,903
(1,058)
(6)
%
Per common share
Diluted earnings
0.26
$
0.27
$
0.30
$
0.56
$
0.34
$
0.36
$
0.38
$
0.35
$
0.09
$
35
%
Tangible
book
value
2
22.97
$
22.61
$
23.08
$
23.39
$
23.04
$
23.46
$
23.96
$
24.03
$
1.06
$
5
Average diluted shares outstanding
(in millions)
560.0
560.0
560.0
560.0
560.2
550.7
549.8
539.9
(20.1)
(4)
%

Non-GAAP Reconciliation Table

(Excluding restructuring charges and special items)
$s in millions, except per share data
2Q15
1Q15
4Q14
3Q14
2Q14
1Q14
4Q13
3Q13
2015 Change
from 2013
Noninterest income, excluding special items:
Noninterest income (GAAP)
A
$360
$347
$339
$341
$640
$358
$379
$383
Less: Special items -
Chicago gain
-
-
-
-
288
-
-
-
REPORTED NON-GAAP Noninterest income, excluding special items
B
360
347
339
341
352
358
379
383
Less: Securities gains
9
8
1
2
-
25
25
25
Less: FFELP sale gain -
Net interest Income
-
-
-
-
9
-
-
-
Less: Mortgage portfolio
-
10
-
-
-
-
-
-
Less: Estimated -
Chicago sale gain
-
-
-
-
12
12
12
12
Less: Estimated-
Posting order change
-
-
-
-
-
-
5
13
CORE noninterest income, excluding special items
C
$351
$329
$338
$339
$331
$321
$337
$333
Total revenue, excluding special items:
Total revenue (GAAP)
D
$1,200
$1,183
$1,179
$1,161
$1,473
$1,166
$1,158
$1,153
Less: Special items -
Chicago gain
-
-
-
-
288
-
-
-
REPORTED NON-GAAP Total revenues, excluding special items
E
1,200
1,183
1,179
1,161
1,185
1,166
1,158
1,153
Less: Securities gains
9
8
1
2
-
25
25
25
Less: FFELP sale gain
-
-
-
-
9
-
-
-
Less: Mortgage portfolio
-
10
-
-
-
-
-
-
Less: Estimated -
Chicago sale gain -
Net interest income
-
-
-
-
13
13
13
13
Less: Estimated -
Chicago sale gain -
Noninterest income
-
-
-
-
12
12
12
12
Less: Estimated -
Posting order change
-
-
-
-
-
-
5
13
Total revenue, excluding special items (core revenue)
F
$1,191
$1,165
$1,178
$1,159
$1,151
$1,116
$1,103
$1,090
Noninterest expense, excluding restructuring charges and special items:
Noninterest expense (GAAP)
G
$841
$810
$824
$810
$948
$810
$818
$788
Less: Restructuring charges and special items
40
10
33
21
115
-
26
-
REPORTED NON-GAAP Noninterest expense, excluding special items
H
801
800
791
789
833
810
792
788
Less: Estimated -
Chicago Adjustment
-
-
-
-
21
21
21
21
Noninterest expense, excluding restructuring charges and special items (core expense)
I
$801
$800
$791
$789
$812
$789
$771
$767
Net Income, excluding restructuring charges and special items:
Net income (GAAP)
J
$190
$209
$197
$189
$313
$166
$152
$144
Add: Restructuring charges and special items, net of income tax expense
(benefit)
25
6
20
13
(108)
-
17
-
REPORTED NON-GAAP Net Income
K
215
215
217
202
205
166
169
144
Add: Restructuring charges and special items, net of income tax expense
(benefit)
(6)
(12)
(1)
(1)
(8)
(20)
(25)
(27)
Net income, excluding special items  (core net income)
L
$209
$203
$216
$201
$197
$146
$144
$117
79%
Effective Tax Rate
32.69%
33.68%
30.56%
30.81%
34.27%
29.45%
26.87%
34.57%
QUARTERLY TRENDS

Non-GAAP Reconciliation Table

(Excluding restructuring charges and special items)
$s in millions, except per share data
2Q15
1Q15
4Q14
3Q14
2Q14
1Q14
4Q13
3Q13
2015 Change
from 2013
Return on average tangible common equity and return on average tangible common equity, excluding restructuring charges and special items:
Average common equity (GAAP)
M
$19,391
$19,407
$19,209
$19,411
$19,607
$19,370
$19,364
$19,627
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
Less: Average other intangibles (GAAP)
5
5
6
6
7
7
8
9
Add: Average deferred tax liabilities related to goodwill (GAAP)
437
422
403
384
369
351
342
325
Average tangible common equity (non-GAAP)
N
$12,947
$12,948
$12,730
$12,913
$13,093
$12,838
$12,822
$13,067
Return on average tangible common equity (non-GAAP)
J/N
5.9%
6.5%
6.1%
5.8%
9.6%
5.2%
4.7%
4.3%
156 bps
REPORTED NON-GAAP  Return on average tangible common equity, excluding restructuring charges and special items
6.7%
6.7%
6.8%
6.2%
6.3%
5.2%
5.2%
4.3%
233 bps
Core -
Return on average tangible common equity, excluding restructuring charges and special items
L/N
6.5%
6.3%
6.7%
6.2%
6.0%
4.6%
4.5%
3.5%
296 bps
Return on average total tangible assets and return on average total tangible assets, excluding restructuring charges and special items:
Average total assets (GAAP)
O
$135,521
$133,325
$130,671
$128,691
$127,148
$123,904
$120,393
$117,386
Less: Average goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
Less: Average other intangibles (GAAP)
5
5
6
6
7
7
8
9
Add: Average deferred tax liabilities related to goodwill (GAAP)
437
422
403
384
369
351
342
325
Average tangible assets (non-GAAP)
P
$129,077
$126,866
$124,192
$122,193
$120,634
$117,372
$113,851
$110,826
Return on average total tangible assets (non-GAAP)
J/P
0.6%
0.7%
0.6%
0.6%
1.0%
0.6%
0.5%
0.5%
7 bps
2Q15
1Q15
4Q14
3Q14
2Q14
1Q14
4Q13
3Q13
2015 Change
from 2013
Efficiency ratio:
Net interest income (GAAP)
Q
$840
$836
$840
$820
$833
$808
$779
$770
Add: Noninterest income (GAAP)
R
360
347
339
341
640
358
379
383
Total revenue (GAAP)
D
$1,200
$1,183
$1,179
$1,161
$1,473
$1,166
$1,158
$1,153
Efficiency ratio (non-GAAP)
G/D
70%
68%
70%
70%
64%
69%
71%
68%
153 bps
REPORTED NON-GAAP Efficiency ratio, excluding restructuring charges and special items
67%
68%
67%
68%
70%
69%
68%
68%
(179)
bps
Core -
Efficiency ratio, excluding restructuring charges and special items
I/F
67%
69%
67%
68%
70%
71%
70%
70%
(327)
bps
Tangible book value per common share:
Common shares -
at end of period (GAAP)
S
537,149,717
547,490,812
545,884,519
559,998,324
559,998,324
559,998,324
559,998,324
559,998,324
Stockholders' equity (GAAP)
$19,339
$19,564
$19,268
$19,383
$19,597
$19,442
$19,196
$19,413
Less: Goodwill (GAAP)
6,876
6,876
6,876
6,876
6,876
6,876
6,876
6,876
Less: Other intangible assets (GAAP)
4
5
6
6
7
7
8
9
Add: Deferred tax liabilities related to goodwill (GAAP)
450
434
420
399
384
366
350
333
Tangible common equity (non-GAAP)
T
$12,909
$13,117
$12,806
$12,900
$13,098
$12,925
$12,662
$12,861
Tangible book value per common share (non-GAAP)
T/S
$24.03
$23.96
$23.46
$23.04
$23.39
$23.08
$22.61
$22.97
$1.06
Pro
forma
Basel
III
fully
phased-in
common
equity
tier
1
capital
ratio
1
Common equity tier 1 (regulatory)
$13,270
Less: Change in DTA and other threshold deductions (GAAP)
3
Pro forma Basel III fully phased-in common equity tier 1 (non-GAAP)
U
$13,267
Risk-weighted assets (regulatory general risk weight approach)
$112,131
Add: Net change in credit and other risk-weighted assets (regulatory)
247
Basel III standardized approach risk-weighted assets (non-GAAP)
V
$112,378
Pro forma Basel III fully phased-in common equity tier 1 capital ratio (non-GAAP)
U/V
11.8%
QUARTERLY TRENDS
QUARTERLY TRENDS
1
Periods prior to 1Q15 reported on a Basel I basis. Basel III ratios assume certain definitions impacting qualifying Basel III capital, which otherwise will phase in through 2018, are fully phased-in.
Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015.
:
:

Non-GAAP Reconciliation Table

(Excluding restructuring charges and special items)
$s in millions, except per share data
2Q15
1Q15
4Q14
3Q14
2Q14
1Q14
4Q13
3Q13
2015 Change
from 2013
Total Average Deposits
Total Average Depostis
$98,533
$95,645
$94,798
$91,676
$92,166
$91,596
$93,184
$93,143
Less: Special items -
Chicago Divestiture
-
-
-
-
4,543
5,229
5,229
5,229
Average Deposits, excluding special items
$98,533
$95,645
$94,798
$91,676
$87,623
$86,367
$87,955
$87,914
Total interest bearing deposits
$72,114
$69,889
$68,466
$65,847
$61,639
$61,570
$67,017
$67,545
Interest Bearing Deposits Held for Sale
-
-
-
-
-
-
4,233
4,233
Interest bearing deposits
W
$72,114
$69,889
$68,466
$65,847
$61,639
$61,570
$62,784
$63,312
Total Interest expense -
deposits
60
52
48
41
34
33
40
58
Interest expense -
related to Chicago divestiture
-
-
-
-
-
-
2
2
Interest expense -
deposits
X
$60
$52
$48
$41
$34
$33
$38
$56
Interest-bearing deposit costs (CORE)
X/W
0.33%
0.31%
0.28%
0.25%
0.22%
0.22%
0.24%
0.35%
Average Interest Earning Assets
$123,205
$121,342
$118,730
$117,196
$115,992
$112,505
$108,972
$105,857
Less: Estimated -
Chicago adjustment
-
-
-
-
1,031
1,031
1,031
1,031
Earning Assets
Y
$123,205
$121,342
$118,730
$117,196
$114,961
$111,474
$107,941
$104,826
Core expense to earning assets ratio
I/Y
2.6%
2.7%
2.6%
2.7%
2.8%
2.9%
2.8%
2.9%
2Q15
1Q15
4Q14
3Q14
2Q14
1Q14
4Q13
3Q13
2015 Change
from 2013
CORE NIM:
Average Interest Earning Assets
Z
$123,205
$121,342
$118,730
$117,196
$115,992
$112,505
$108,972
$105,857
Less: Estimated -
Chicago adjustment
-
-
-
-
1,031
1,031
1,031
1,031
Earning Assets
AA
$123,205
$121,342
$118,730
$117,196
$114,961
$111,474
$107,941
$104,826
Earning Asset Yield
BB
3.08%
3.12%
3.14%
3.08%
3.16%
3.19%
3.18%
3.27%
Calculated Int. Income
Z*BB
$3,799
$3,790
$3,731
$3,615
$3,662
$3,590
$3,466
$3,458
Less: Estimated -
Chicago adjustment (annualized)
-
-
-
-
42
42
42
42
Annualized interest income excluding Chicago adjustment
CC
$3,799
$3,790
$3,731
$3,615
$3,620
$3,548
$3,424
$3,416
Total Int. Bearing Liabilities Balance
DD
$86,886
$85,395
$82,494
$80,843
$78,469
$76,552
$72,687
$69,916
Less: Estimated -
Chicago adjustment
-
-
-
-
3,675
4,233
4,233
4,233
Less: Estimated replacement funding -
deposits
-
-
-
-
(2,644)
(3,202)
(3,202)
(3,202)
Int. Bearing Liabilities
$86,886
$85,395
$82,494
$80,843
$77,438
$75,521
$71,656
$68,885
Int. Bearing Liabilities Yield
EE
0.51%
0.50%
0.49%
0.45%
0.42%
0.45%
0.52%
0.58%
Calculated interest expense
DD*EE
$444
$429
$406
$366
$333
$341
$381
$405
Add: Estimated -
Chicago adjustment (annualized)
-
-
-
-
9
9
9
9
Annualized interest expense excluding Chicago adjustment
FF
$444
$429
$406
$366
$342
$350
$390
$414
Annualized net interest income excluding Chicago adjustment
GG=CC-FF
$3,355
$3,361
$3,325
$3,249
$3,278
$3,198
$3,034
$3,002
NIM excluding Chicago Adjustment
GG/AA
2.72%
2.77%
2.80%
2.77%
2.85%
2.87%
2.81%
2.86%
NIM REPORTED
2.72%
2.77%
2.80%
2.77%
2.87%
2.89%
2.83%
2.88%
QUARTERLY TRENDS
QUARTERLY TRENDS

29